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                                                                    Exhibit 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statements on Forms S-8 (No. 33-54637, 33-57499, 33-59153 and No. 333-535) of
our report dated January 20, 1997, except as to Note 8, which is as of February 25, 1997, appearing on page 35 of Cypress Semiconductor Corporation Annual Report on Form 10-K for the year ended December 30, 1996.



PRICE WATERHOUSE LLP
San Jose, California
March 28, 1997